EXHIBIT 99.1

Turbine Truck Engines, Inc. Closes Novo Healthnet Limited Acquisition

BELLEVUE, Wash., May 10, 2017 (GLOBE NEWSWIRE) -- Turbine Truck Engines, Inc. (OTCQB:TTEG) (“TTE”) is pleased to announce the closing of a share exchange with the Novo Healthnet Limited (“Novo”) shareholders, pursuant to which TTE has acquired 100% of Novo’s outstanding share capital in exchange for an 85% stake, fully diluted, in TTE, effective May 9, 2017.

As a result of the Novo acquisition, TTE will now focus its resources and business operations on the Novo integrated healthcare model.

Chris David, TTE’s President, stated, “The Novo acquisition provides TTE ownership of a well-respected, revenue generating company in the rapidly expanding healthcare sector. After analyzing a variety of components that constitute a business’ risk-reward model and then comparing the models for both the alternative energy sector and the healthcare sector, combined with the ongoing expansion of the Novo business model, all parameters indicate that moving forward with the Novo team in the healthcare sector provides TTE with an impressive growth opportunity.”

To date, Novo has a physical presence in over 350 locations throughout Canada, providing healthcare treatment and services to more than 350,000 patients annually in clinic, home and institutional environments.

Novo’s growth strategy is centered on expanding patient based healthcare solutions through the integration of healthcare, technology and medical science. Centralization, through the implementation of the latest hardware and software technology, is a core pillar of the Novo integrated business strategy. Through an advanced virtual physician access system, Novo’s integrated healthcare platform will present patients worldwide with one-center, patient-based healthcare diagnostic and treatment solutions without compromising the traditional primary care physician platform.

Amanda Dalcourt, Novo’s CEO, stated, “The completion of this transaction marks the beginning of Novo’s expansion into the United States marketplace. The approach to centralized healthcare services anchored by technology enveloped within a non-compromising primary care platform will most certainly prove to be the solution to cost effective and efficient whole health delivery desperately needed across all sociodemographic profiles. The continued expansion and growth in the Canadian marketplace will serve as the anchor for innovation and financial stability. It is Novo’s belief that the Novo solution is applicable in all jurisdictions where access to healthcare is compromised by economic challenges.”

About Turbine Truck Engines, Inc.

Since 2000, TTE has been a clean-air technology company dedicated to identifying, developing and commercializing important scientific innovations designed to enhance both environmental conservation and cost savings in how the world produces and consumes energy. As a result of the Novo acquisition, effective May 9, 2017, TTE will focus its resources and business operations on implementation of the Novo integrated model to provide effective and efficient whole health medicine through the integration of healthcare, technology and medical science. For more information concerning TTE, please visit www.ttengines.com.

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About Novo Healthnet Limited

Novo is a wholly owned foreign subsidiary of TTE. Novo owns a 100% stake in Novo Assessments, Inc., Novo Healthnet Rehab Limited and Novo Peak Health, Inc., and an 80% stake in Novo Healthnet Kemptville Centre, Inc. (collectively the “Novo Family”) all of which are Ontario province, Canada corporations.

Currently, the Novo Family operates within the healthcare para-medical services sector. In particular, the core business focuses on pain treatment and management through rehabilitative treatment protocols. Novo and its subsidiaries are regulated under the Financial Services Commission of Ontario and accredited through Commission on Accreditation of Rehabilitation Facilities. Compliant treatment, data and administrative protocols are managed through a very senior team of healthcare and administrative professionals. For more information, please visit https://www.novohealthnet.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in TTE’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond TTE’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects TTE’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. TTE assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David

President

Turbine Truck Engines, Inc.

cdavid@ttengines.com

(206) 617-9797

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